UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2019

AMETEK, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12981	14-1682544
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Cassatt Road, Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 647-2121

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AME	New York Stock Exchange

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of AMETEK, Inc. (the “Company”) was held on May 9, 2019. The following matters were voted on at the Annual Meeting and received the number of votes indicated:

1)	Election of Directors. The following nominees were elected to the Board of Directors for a term expiring in 2022:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Ruby R. Chandy	192,315,549	1,572,236	241,007	9,959,997
Steven W. Kohlhagen	187,212,393	6,657,153	259,246	9,959,997
David A. Zapico	188,222,914	5,180,547	725,331	9,959,997

Of the remaining five Board members, Thomas A. Amato, Anthony J. Conti and Gretchen W. McClain terms expire in 2020 and Elizabeth R. Varet and Dennis K. Williams terms expire in 2021.

2)

Amend the Company Amended and Restated Certificate of Incorporation. The Stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to affirm a majority voting standard for uncontested elections of Directors. The result of the vote was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
193,459,357	275,678	393,757	9,959,997

3)

Advisory Approval of the Company’s Executive Compensation. The Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The result of the vote was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
183,268,097	9,254,379	1,606,316	9,959,997

4)

Ratification of Appointment of Independent Registered Public Accounting Firm. The Stockholders ratified the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for the year ending December 31, 2019. The result of the vote was as follows:

Votes For	Votes Against	Abstain
196,756,724	7,139,585	192,480

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of AMETEK Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMETEK, Inc.

May 13, 2019	By:	/s/ THOMAS M. MONTGOMERY
Name: Thomas M. Montgomery
Title: Senior Vice President – Comptroller